UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2026

IDT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	IDT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 13, 2026, IDT Telecom, Inc. (“IDT Telecom”), a subsidiary of IDT Corporation (the “Company”), entered into an amendment (the “Amendment”) to its revolving credit agreement with TD Bank, N.A. (the “Bank”). The Amendment, which is dated as of August 11, 2026, amends the revolving credit facility that was scheduled to mature on August 16, 2026.  The Amendment (i) increases the amount of revolving credit that the Bank may extend to IDT Telecom to $50.0 million during the months of May and December of each calendar year, compared to $25.0 million during all other months, (ii) adds National Retail Solutions, Inc., IDT Payment Services, Inc. and IDT Payment Services of New York, LLC as additional corporate guarantors, and (iii) extends the maturity date of the revolving credit facility to July 15, 2029.

All other material terms of the credit agreement remain unchanged, including the existing corporate guarantees provided by IDT Corporation, IDT Domestic Telecom, Inc., IDT America Corp. and Net2Phone, Inc. The credit facility is secured by all of the assets of IDT Telecom, IDT Corporation, IDT Domestic Telecom, IDT America, Net2Phone, National Retail Solutions, Inc., IDT Payment Services, Inc. and IDT Payment Services of New York, LLC.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of August 11, 2026, between IDT Telecom, Inc. and TD Bank, National Association.
104	Cover Page Interactive Data File, formatted in Inline XRBL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

	By:	/s/ Shmuel Jonas
	Name:	Shmuel Jonas
	Title:	Chief Executive Officer

Dated: August 17, 2026

EXHIBIT INDEX

Exhibit No.	Document
10.01	Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of August 11, 2026, between IDT Telecom, Inc. and TD Bank, National Association.
104	Cover Page Interactive Data File, formatted in Inline XRBL document